Exhibit 10.5

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10). SUCH EXCLUDED INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

PURCHASE AND SALE CONTRACT WITH RESERVATION OF OWNERSHIP OF ASSETS ENTERED INTO BY THE COMPANY CALLED [***] REPRESENTED IN THIS ACT BY MR. [***], HEREINAFTER REFERRED TO AS THE "SELLER"; AND ON THE OTHER HAND, THE COMPANY CALLED [***] REPRESENTED IN THIS ACT BY MISS [***], HEREINAFTER REFERRED TO AS THE "BUYER"; TOGETHER, THE "SELLER" AND THE "BUYER" SHALL BE REFERRED TO AS THE "PARTIES", WHO AGREE TO BE SUBJECT TO THE FOLLOWING BACKGROUND, DECLARATIONS AND CLAUSES.

D E C L A R A C I O N E S

I.	The "SELLER" declares in its own right and under oath to tell the truth, that:
i.	It is a legal entity duly constituted by the laws of the Mexican United States, as evidenced by public instrument number 36,539 (thirty-six thousand five hundred and thirty-nine) dated March 14 (fourteen) of 1996 (nineteen hundred and ninety-six), granted in the presence of Adrián R. Iturbide Galindo, Notary Public number 139 of the then Federal District, and whose first original was duly registered under electronic mercantile folio number 75811-1, in the Public Registry of Commerce of Torreón, Coahuila dated December 10 (ten) of 2003 (two thousand and three).
ii.	Its legal representative has the sufficient and necessary powers to bind its client under the terms of this "CONTRACT", in accordance with Public Deed 30,789 dated April 25, 2024 granted before Mr. Guillermo Aarón Vigil Chapa, holder of Notary Public number 247 of Mexico City, which to date have not been revoked or limited in any way.
iii.	For the purposes of this "CONTRACT", it indicates as its domicile to hear and receive notifications the one located at Calle Río Támesis No. 2505, Col. Magdalenas, C.P. 27010, Torreón, Coahuila, Mexico.
iv.	As the legal representative of [***], you have the necessary and sufficient legal capacity to enter into this "CONTRACT". This "CONTRACT" and the execution of the transactions contemplated in this "CONTRACT" have been authorized by all necessary corporate actions by the "SELLER".
v.	It is the owner and therefore the legitimate owner of the assets that are in ANNEX 1 located in "Plant II" and "Mine" in the mining unit called "Mina Velardeña", which include: processing plant (includes all equipment
1.0

annexes to the plant, inventory of inputs, and infrastructure that make up Plant II), real estate, furniture (furniture and equipment found in the facilities and offices of the Mine), permits and environmental procedures which may include, but are not limited to, studies, reports, statements, programs and licenses, as well as the authorizations of the water extraction wells issued by CONAGUA (hereinafter "THE ASSETS").

vi.	It is his will to transfer to the "BUYER", by means of this instrument, the full ownership of "THE ASSETS", referred to in his declaration of which he is the legitimate owner and owner, which has been mentioned in paragraph v. above, with all that in fact and by law corresponds to him.
vii.	It informed and provided in a timely manner, all the information and documentation requested in writing by the "BUYER", regarding the legal and financial situation of the company of the "SELLER".
viii.	Under oath to tell the truth, that your goods and/or resources, as well as "THE ASSETS" subject matter of this "CONTRACT", do not come directly or indirectly from illicit activities or from any other activity or act that could favor the actualization of the alleged -crimes- of financing terrorism or resources of illicit origin. As well as those rights or assets that will be used to solve or fulfill the object of this instrument do not originate, update or resemble the illicit contemplated in Article 400-Bis of the Federal Criminal Code.
II.	The "BUYER" declares in his own right, and under oath to tell the truth, that:
i.	It is a legal entity duly constituted by the laws of the Mexican United States, as evidenced by public instrument number 2,239 (two thousand two hundred and thirty-nine) dated September 23 (twenty-three) of September 2021 (two thousand twenty-three), granted before the faith of Mr. Juan Carlos Gallegos Isais, Notary Public number 1 of the City of Victoria, Durango, and that, in accordance with its corporate purpose, it is authorized to enter into contracts with the mining activity and for such reasons, it is authorized to enter into this "CONTRACT" and be bound by the terms and conditions established in this "CONTRACT".
ix.Its Federal Taxpayer Registry is PYM2109235A5.
x.	For the purposes of this "CONTRACT" it indicates as its domicile to hear and receive notifications the one located at Calle del Azor No. 517 Col. Ex Hacienda Antigua Los Ángeles, Torreón, Coahuila, Mexico C.P. 27260

xi.	It is interested in acquiring from the "SELLER", by means of this instrument, the ownership of all "THE ASSETS" referred to in subsection v of the respective declarations of the "SELLER".
xii.	It has sufficient resources to acquire "the assets" from the "SELLER".
xiii.	Under oath to tell the truth, that its resources and/or assets, to obtain "THE ASSETS" subject matter of this "CONTRACT", do not come directly or indirectly from illicit activities or from any other activity or act that could favor the actualization of the alleged -crimes- of financing terrorism or resources of illicit origin. As well as those rights or assets that will be used to solve or fulfill the object of this instrument do not originate, update or resemble the illicit contemplated in Article 400-Bis of the Federal Criminal Code.
xiv.	You enter into this "CONTRACT" and purchase "THE ASSETS" with "ALL RIGHTS AND OBLIGATIONS INCORPORATED INTO "THE ASSETS" on the understanding that the status of "THE ASSETS" is accepted "AS IS, AS IS, WITH ALL ITS FAULTS". Except as provided in Declarations I above and Clause 4 of this Agreement, neither "SELLER" nor any other person is making any express or implied representations or warranties with respect to "THE ASSETS", on behalf of "SELLER", and "SELLER" disclaims any other representations or warranties. To the extent that any other material or information has been provided to "BUYER", "BUYER" expressly disclaims the accuracy or completeness of such material or information.
xv.	You understand and accept that the purchase and sale of "THE ASSETS" includes those assets mentioned in statement I subsection v of this "CONTRACT".

III. The "PARTIES" jointly declare, through their legal representative and in their own right respectively, under oath to tell the truth, that:

i.	They mutually recognize the personality and character with which they respectively hold each other at the conclusion of this "CONTRACT".
ii.	The execution of this "CONTRACT" does not violate or transgress any type of contract and/or agreement previously entered into, and they declare that there is no bad faith, fraud, error, deception or any other vice of consent.
iii.	The conclusion of the "CONTRACT" is the desire of the "PARTIES" to suit their interests.

In addition to all of the above, the "PARTIES" declare that they mutually recognize the capacity and personality under which they appear at the signing of this instrument and assume the above statements as true, subject to the wording of the following:

C L Á U S U L A S:

1.Object.

1.1.The "SELLER" sells with reservation of title, at "BUYER", "THE ASSETS", Through the figure of sale, free of any charge, encumbrance, by means of a certain and determinable price in money, and therefore subject to the full payment of the price agreed in clause 2, he will transfer the character of owner, use and domain and, with this, he will acquire all the rights and obligations inherent and derived from it.

1.2.The "BUYER" Acquires "THE ASSETS" with reservation of title and agrees to receive them on an "as is" basis, on the understanding that the "SELLER" does not make any declaration or guarantee, except as expressly indicated in numeral I of the chapter on Declarations and Clause 4, with respect to the financial, legal, tax, operational, administrative or any other nature of the "SOCIETY".

2.Price and method of payment.

2.1.As a price for the transmission of "THE ASSETS" the "BUYER" is obliged to pay the "SELLER", the total amount of US $3,000,000.00 (Three million dollars 00/100 legal tender of the United States of America) or its equivalent in national currency, plus the Value Added Tax (VAT), an amount that was set by mutual agreement by both "PARTIES" and that both recognize that it is their just and real value.

2.2.The "BUYER" In this act, you are obliged to pay the total price indicated in the previous paragraph, in accordance with the following payment table, with each payment backed by a respective promissory note:

Payment	AMOUNT	PAYMENT DATE
1	US $500,000.00 (Five hundred thousand dollars 00/100 legal tender of the United States of America) or its equivalent in national currency, plus Value Added Tax (VAT).	May 20, 2024 Advance Payment
2	US $2,500,000.00 (Two million five hundred thousand dollars 00/100 currency in legal tender of the United States of America) or its equivalent in national currency, plus the Value Added Tax (VAT).	July 01, 2024

2.3.The "BUYER" You are obliged to pay on the dates established above or on the following business day by deposit or bank transfer, to the following bank account:

Bank: [***]

Account: [***]

2.4.Manifests the "SELLER" that the agreed price is fair and will constitute the full payment of any rights that you had for the transfer of "THE ASSETS" subject matter of this "CONTRACT".

2.5. In the event that the "BUYER" does not make the first payment established in the payment table mentioned in Clause Two Subsection 2.2 on time, the "BUYER" accepts and acknowledges that it will be subject to an economic penalty of 10% (ten) percent of the total cost of this Contract, equivalent to the amount of US$300,000.00 (Three hundred thousand dollars 00/100 legal tender of the United States of America) or its equivalent in national currency, plus Value Added Tax (VAT) due to non-payment in time and form indicated in the payments section; and empowers and authorizes the "SELLER" to take the necessary legal actions for the recovery of the penalty amount and any assets that are in the possession of the "BUYER".

2.6. In the event that the "BUYER" does not make the second payment established in the payment table mentioned in Clause Two Subsection 2.2 on time, the "PARTIES" agree that the "SELLER" will interpret these actions as a refusal by the "BUYER" to continue with the provisions of this "CONTRACT" and this "CONTRACT",  will be terminated and the "BUYER" accepts and acknowledges that the first payment made will be in favor of the "SELLER" as compensation for the termination of the "CONTRACT".

2.7. In terms of the provisions of Article 2312 of the Federal Civil Code, the "SELLER" reserves ownership of "THE ASSETS" until the price has been paid in full by the "BUYER".

3.De the transfer of property and its effects.

3.1. The "PARTIES" undertake that, once the full payment is accredited in the terms and terms indicated in Clause 2.2, the "SELLER" will transfer the full ownership and release the reservation of title in favor of the "BUYER" of "THE ASSETS", so that the "SELLER" (i) does not reserve any action or right except as indicated herein

"CONTRACT" and; (ii) guarantees to the "BUYER" that "THE ASSETS" object of the purchase and sale consigned in this instrument, have no limitation, charge or encumbrance whatsoever.

3.2. Therefore, once the total payment of "THE ASSETS" is accredited in the terms and terms indicated in Clause 2.2, the "SELLER" will transfer to the "BUYER" the character of owner and all the rights and obligations inherent and derived from them.

3.3 The "SELLER" is responsible for the care and conservation of the "ASSETS" until the date of the second payment set out in Clause 2.2.

3.3. Likewise, the "BUYER"  declares that he accepts the ownership of "THE ASSETS", in whose transfer all his rights and obligations are inherently transferred, acquiring from this moment the total responsibility for it and releasing the "SELLER" from all responsibility in this regard, obliging himself to take it out in peace and safe for any related contingency that may arise.

3.4 Use of Plant Equipment and Facilities 2. During the term of this "CONTRACT" and as long as the "BUYER" has not made all the payments, the "SELLER" has the freedom and right to use all the "ASSETS" for its use and benefit, or to be able to process ore for third parties, without responsibility to give notice to the "BUYER".

4. Warranties of the "SELLER":

4.1. The "SELLER" hereby warrants to the "BUYER", in addition to any representations, representations, warranties, or obligations contained in this "CONTRACT", as of the date of execution of this "CONTRACT" that:

4.1.1. The background of this "CONTRACT" and the statements made by the "SELLER" are true, and they recognize that such statements and background have been the determining reason for the will of the "BUYER" to acquire "THE ASSETS" object of the purchase and sale set forth in this instrument.

4.1.2. The "BUYER" knows and accepts the current state of each of "THE ASSETS". The "SELLER" has provided the "BUYER" with all the current information in a precise and truthful form of "THE ASSETS", without any alterations, inaccuracies, errors or modifications in them, but they physically correspond to their content, so there are no reports, minutes or entries additional or different from the information provided previously.

4.2. The "SELLER" will deliver the available information related to the assets mentioned in statement I subsection v of this "CONTRACT", which may be: databases, copy of original deeds, location plan, and all the information available.

4.3. The "SELLER" agrees to vacate the property within a period of no more than 30 days after the total payment of this "CONTRACT", and to remove from the site all documentation, files and personal data of its collaborators or equipment, which belong to other companies of the "BUYER" and which are located in other facilities of the "Velardeña Mine". All documentation and equipment to be removed will be detailed in Annex 2.

5.Responsibility of the "BUYER".

5.1. The "BUYER" assumes all the obligations inherent and derived from "THE ASSETS" representing [***] object of this "CONTRACT", under the character of owner, considering whatever their nature, and regardless of whether in one way or another the acts or facts that originate them have taken their cause before or after the signing of this "CONTRACT", therefore, the "BUYER" undertakes to respond under the terms and conditions that are necessary, and acquiring the right to exercise the rights in the manner that suits its interests.

5.2. To this end, the "SELLER" ceases to be jointly and severally liable under the character of owner, and the "BUYER" assumes such responsibility, regardless of whether in one way or another the acts or facts that give rise to it have taken their cause before or after this "CONTRACT".

5.3 As of the time the "BUYER" makes all the payments established in Clause Two Subsection 2.2, the "PARTIES" agree that the only one responsible for each and every one of the obligations, conditions and responsibilities required by environmental legislation, current permits and environmental procedures included in "THE ASSETS" and past, present and future environmental liabilities and will be solely and exclusively the responsibility of the "BUYER", and will comply with Mexican environmental regulations in relation to environmental compliance in the construction, operation, closure and post-closing of operations.

5.4. The "BUYER" shall be responsible for any notices to third parties or governmental authorities arising from the sale of "THE ASSETS" hereunder after the goods have been paid in full.

The "BUYER" will take all necessary actions to change the name of the William Mining Company of any and all studies, reports, statements, programs, licenses and water wells as soon as practicable, but in any event within six (6) months following the date of the last payment under this "CONTRACT".

6.Taxes and expenses.

6.1. The taxes, expenses and fees that may be generated by virtue of this "CONTRACT" will be paid by the "BUYER" under the terms of the applicable and current legislation.

In accordance with the terms of the Value Added Tax Law, for the payment received by the "SELLER", it will expressly transfer and itemize the Value Tax

Corresponding addition, in accordance with the applicable articles of the aforementioned Law, as well as applicable articles of the Federal Tax Code.

7.Notifications and addresses.

7.1. All notices and notifications between the "PARTIES" must be made in writing and delivered either personally or by certified mail with acknowledgement of receipt, to the addresses indicated by each of the "PARTIES" in their respective declarations, unless the "PARTIES" notify their change of address at least 15 fifteen calendar days prior to its becoming effective.

8.Headlines.

8.1. The "PARTIES" agree that the headings that appear at the beginning of each of the clauses of this "CONTRACT" have only been inserted for reference purposes, and therefore should not be considered at any time as a means of interpretation of this "CONTRACT".

9.Modifications and full agreement.

9.1. This "CONTRACT" may not be modified, except by agreement of the "PARTIES" granted in writing with the same formalities of this document.

9.2. This "CONTRACT" represents the entire agreement between the "PARTIES" and therefore renders null and void any other verbal or written agreement that may have existed between the "PARTIES" prior to this instrument.

10.Jurisdiction, competence and applicable law.

10.1. The "PARTIES" agree that the interpretation, compliance and execution of this "CONTRACT" will be in accordance with the federal legislation in force and applicable in Mexico, and expressly submit to the competence and jurisdiction of the competent courts in the city of the City of Torreón, Coahuila, expressly waiving any other jurisdiction that for domicile issues,  place of execution of the commission object of this "CONTRACT", nationality of the "PARTIES", or any other, may correspond to them.

10.2. The "PARTIES" agree that the "CONTRACT" and any other document contemplated in this "CONTRACT" will be drafted only in the Spanish language.

11.Limitation of Liability.

Notwithstanding anything to the contrary in this Agreement, in no event shall any of the parties , or any of their shareholders, affiliates, subsidiaries, directors, officers, employees, or agents be liable for any special, incidental, indirect, exemplary, punitive, consequential, or punitive damages (including loss of profits, lost revenue, or lost sales) in connection with any claim,  loss, damage or injury arising out of such party's conduct under this "CONTRACT" or for any tort liability, regardless of whether or not the breaching party was advised of the possibility of such damages.

The "PARTIES" being aware of the content and scope of this "CONTRACT", they declare themselves in agreement with the content of this "CONTRACT", and recognize that in the execution of this there was no fraud, error, bad faith or any other defect of consent, and ratify and sign it in the presence of two witnesses, who also signed, in the city of Torreón,  Coahuila, on April 29 (twenty-nine), 2024 (two thousand and twenty-four).

THE "BUYER"	THE "SELLER"

[***] Represented at this event by [***]	[***] Represented at this event by [***]

ANNEX 1

ASSETS – MACHINERY, PLANT EQUIPMENT 2

EQUIPMENT, INSTALLATIONS AND ACCESSORIES ELECTRICO DE PLANTA II - [***]
ASSET TYPE	ASSET DESCRIPTION	LOCATION
GRINDING	COARSE HOPPER	FLOOR II
GRINDING	DUST SUPPRESSION SYSTEM (WATER TANK 600 LTS, PRESSURE PUMP DUST SUPPRESSOR	FLOOR II
GRINDING	4X17 PLATE FEEDER TYPE APRON FEEDER MODEL PIONER/1948 SERIAL NUMBER OF42-20 3 H.P 575 V MOTOR. AT 60 HZ WITHOUT VISIBLE PLATE	FLOOR II
GRINDING	JAW BREAKER 24X36 MODEL: ALLIS-CHALMERS/6090RT SERIAL NUMBER C53803-102363 SINGLE TOGGLE BREAKER MOTOR 150 H.P. 575 V. 60 HZ	FLOOR II
GRINDING	CONE BREAKER MODEL SYMONS/4 STD SERIAL NUMBER 4300 STANDARD HEAD BREAKER MOTOR OF 150 H.P AT 575 VOLTS 60 HZ OF 1200 RPM. WEG BRAND	FLOOR II
GRINDING	DINGS CO MAGNETICS GROUP BRAND ELECTROMAGNET OF 115 V 4061 WATTS MODEL: TYPE 22 OMH SERIAL NUMBER: 11092-01	FLOOR II
GRINDING

TY-ROCK DOUBLE BED VIBRATING SCREEN MODEL CE:TYLER/F1006X # N21599 SERIES 6X10 SIZE. IN THE UPPER BED HE USES 4X4 GRILL, IN THE LOWER BED HE USES 3/8X 3/4 MESHES. TOSHIBA BRAND SCREEN MOTOR MODEL 573 # S-11-2021 OF 25 HP 575 V TO 60HZ

FLOOR II
GRINDING	SYMONS SECONDARY BREAKER LIBRICATION SYSTEM MODEL: SIMONS VIKING K125 #S-11615581 WITH 2HP WEG ENGINE	FLOOR II
GRINDING	BELT CONVEYOR #1LONGITUD CONVEYOR OF 35.81 MTS. WITH 3-PLY NYLON BAND WITH 24 WIDE DODGE TXT525T REDUCER FOR 2-15/15# ARROW S-245651 10 HP TOSHIBA MOTOR NS-530805	FLOOR II
GRINDING	BELT CONVEYOR #2 CONVEYOR LENGTH 25.72 MTS. WITH 3-LAYER NYLON BAND WITH 24 WIDE. DODGE TXT525T REDUCER FOR 2-15/16 ARROW, 15 HP TOSHIBA MOTOR	FLOOR II
GRINDING

BELT CONVEYOR #3 CONVEYOR LENGTH 44.20 MTS. WITH THREE-LAYER NYLON BAND WITH 24 WIDE. DODGE TXT525T REDUCER FOR ARROW OF 2-15/16 #S-24555AF, 15 HP TOSHIBA MOTOR. FEATURES TENSIONING ROLLER ON THE BOTTOM OF THE CONVEYOR

FLOOR II
GRINDING	SAMPLE CUTTER	FLOOR II
GRINDING	BELT CONVEYOR #4	FLOOR II
GRINDING	BELT CONVEYOR #5	FLOOR II
GRINDING	RAMSEY SCALE MODEL 10-101-2R/100 KG, ROLLER MOUNTED ON CONVEYOR #3 MANUFACTURED BY RAMSEY, WITH DATA BOARD FOR BETTER READING	FLOOR II
GRINDING	POLYPASTO FOR 5 TON CRANE	FLOOR II
GRINDING	POLYPASTO FOR 5 TON CRANE	FLOOR II

GRINDING	ITSA BRAND AIR COMPRESSOR WITH WEG BRAND MOTOR MODEL 01018ET3EM255T, HEAD FOR COMPRESSOR MODEL I-800 NS-80011-022	FLOOR II
GRINDING	CCM CRUSHER AREA (PRIMARY BREAKER STARTER *SECONDARY BREAKER STARTER *ELECTROMAGNET STARTER*ELECTRO SWITCH IMAN*ELECTRO MAGNET DRY TRANSFORMER *30KVA OUT-OF-SERVICE TRANSFORMER (ERA FOR VIBRATOR SCREEN)	FLOOR II
GRINDING		FLOOR II
GRINDING AND SORTING	FINE HOPPER CAPACITY 350 TONS	FLOOR II
GRINDING AND SORTING	WEIGHT CONTROL OF THE FINES HOPPER WITH 500 AMPS REGULATOR. ENGINE MODEL: 6205-2Z-J/C3 NS: W049003886- 0014M0005	FLOOR II
GRINDING AND SORTING	2 TON CRANE HOIST FOR LIME AREA IN FINES HOPPER	FLOOR II
GRINDING AND SORTING	OIL COOLING SYSTEM FOR YOUNG BRAND CRUSHER, WEG NS-291012 ENGINE	FLOOR II
GRINDING AND SORTING	MOLINO DE BOLAS DE 10.5 X 13 MODELO ALLIS-CHALMERS NS- C1525R	FLOOR II
GRINDING AND SORTING	CYANIDE FEED PUMP MILL REMOVER MODEL H309, NS: 6205-22JC3	FLOOR II
GRINDING AND SORTING	WESTINGHOUSE SYNCRONO MOTOR FROM 800 HP TO 4160 VOLTS AND 60 HZ. NS: IS74P291 REVOLUTIONS: 257 R.P.M. VOLTAGE: 4000 VOLTS / SYNCHRONOUS MOTOR CLUTCH	FLOOR II
GRINDING AND SORTING	MILL LUBRICATION CONSOLE AND MILL BEARING LUBRICATION SYSTEM (LUBRICATION PUMP MILL BEARINGS MODEL: DIME X-RIVETT NS: PF2006-2334170194)	FLOOR II
GRINDING AND SORTING	MOTOR LUBRICATION SYSTEM MILL #1 WEG BRAND WITHOUT LEGIBLE PLATE	FLOOR II
GRINDING AND SORTING	MOTOR LUBRICATION SYSTEM MILL #2 WEG BRAND WITHOUT LEGIBLE PLATE	FLOOR II
GRINDING AND SORTING	CYCLONE BATTERY (CYCLONE BATTERY MADE OF 1/4 PLATE OF COMMERCIAL OR MILD STEEL, THE MANIFOLD HOLDS UP TO TEN CYCLONES. IT CURRENTLY HAS 4 CYCLONES INSTALLED AND ONE LOOSE)	FLOOR II
GRINDING AND SORTING	CYCLONE PUMP #1(CYCLONE PUMP #1 MODEL: DENVER 4X5 NS:H3104A. WEG ENGINE NON-READABLE PLATE)	FLOOR II
GRINDING AND SORTING	CYCLONE PUMP #2(OMBA DE CICLONEO #2 MODEL: DENVER 4X5 NS:H3104A. WEG ENGINE NON-READABLE PLATE)	FLOOR II
GRINDING AND SORTING	VERTICAL MILL PUMP (GALIGUER VERTICAL PUMP FOR DUMPING DEBRIS WITH WEG BRAND MOTOR)	FLOOR II
GRINDING AND SORTING

CLUTCH COMPRESSOR (COMPRESSOR FOR THE CLUTCH BRAND ITSA MODEL: L-100 NS: 12911001 DRIVEN WITH GENERAL ELECTRIC MOTOR FROM 1 HP TO 575 V TO 60 HZ, MOTOR HEAD MODEL: 15200, NS: 24214-F09, THREE-PHASE TANK WITH A CAPACITY OF 100 LTS)

FLOOR II
GRINDING AND SORTING	BASCULA RAMSEY (BASCULA PESOMETRO MICHOTECH 2000 THERMO FHISHER MODELO 10-01-2R/100 KG)	FLOOR II
GRINDING AND SORTING	CYCLONE COMPRESSOR (ITSA BRAND AIR COMPRESSOR WITH WEG ENGINE WITHOUT READABLE PLATE AND COMPRESSOR HEAD WITHOUT READABLE PLATE)	FLOOR II
GRINDING AND SORTING	MILL PURGE PUMP (PURGE PUMP FOR MILL MODEL: 91111, NS: 1X2-10 ENGINE WEG BRAND MODEL: C183 NS: X049RT045290014)	FLOOR II

GRINDING AND SORTING	LIME FEEDER IS DRIVEN BY A 3 HP MOTOR AND A 300 HP REDUCER	FLOOR II
GRINDING AND SORTING	MILL LUBRICATION PUMP	FLOOR II
GRINDING AND SORTING

CCM GRINDING (*STARTER AND REACTOR OF THE PRIMARY MOTOR *PART OF THE MILL PCL *TRANSFORMER OUT OF SERVICE BEFORE CASTING *INDUCTION TRANSFORMER *INDUCTION TRANSFORMER SWITCH *TRANSFORMER OUT OF USE FOR THE MILL (NOT INSTALLED) *LOAD CENTER *THERMO CYANIDE PUMP

FLOOR II
GRINDING AND SORTING	REMOLEDOR MILL 8 X 22	FLOOR II
GRINDING AND SORTING	PUMPS 1 AND 2 OF THE GRINDING AREA AND ITS SWITCH (PUMP BRAND WEG #1 NS: B-06-9008306-0016-M0003. PUMP BRAND WEG #2 NS: B-06-9008306-0016-M0002 WITH ITS MOTOR SWITCH)	FLOOR II
GRINDING AND SORTING	COMPRESSOR AREA REGRINDING	FLOOR II
GRINDING AND SORTING	LUBRICATION SYSTEM REGRINDING LUBRICATION SYSTEM COMMAND CENTER WITH LOW PRICEN MOTOR, HIGH PRICEN MOTOR AND VENTILATION MOTOR NON-VISIBLE PLATES	FLOOR II
GRINDING AND SORTING	REMOLIENDE CYCLONE	FLOOR II
GRINDING AND SORTING	TSAR CMC	FLOOR II
MERRILL CROWE AND REFINERY	INDUCTOTHERM BRAND SMELTING FURNACE VIP MODEL 200 KW, 1 KC POWER-TRAK CAPACITY 650 KGSERIAL NUMBER T20P- 4VH07-NN-GF15-T-F1-LR-503-AZ-184TC	FLOOR II
MERRILL CROWE AND REFINERY	SMELTING FURNACE ACTIVATION SYSTEM	FLOOR II
MERRILL CROWE AND REFINERY	BALDOR MOTOR WITHOUT VISIBLE PLATE SERIAL NUMBER 170	FLOOR II
MERRILL CROWE AND REFINERY	METTLER TOLEDO BAR SCALE	FLOOR II
MERRILL CROWE AND REFINERY	WILTON MODEL 2530 BENCH DRILL WITH GRAY MOTOR	FLOOR II
MERRILL CROWE AND REFINERY	PNEUMATIC BAR CLEANING BRUSH	FLOOR II
MERRILL CROWE AND REFINERY

PERRIN BRAND PERRIN FILTER PRESS OF 400 KG SERIES 154-08-01 MODEL 100-36 CAPACITY OF 25 CHAMBERS EXPANDABLE TO 40 CHAMBERS OPERATING TEMPERATURE 20° C OPERATING PRESSURE 100 PSI WITH MANUAL MOTOR (JACK)

FLOOR II
MERRILL CROWE AND REFINERY

TAM PRESS FILTER BRAND TECGNOLOGIA AMBIENTAL MINERA SERIAL NUMBER FP12120197013 DESCRIPTION: CGR PRESS FILTER 40 PLATES HYDRAULIC PUMP MOTOR 10 HP WITH SERIAL NUMBER SPM12TESP617162 HZ:60 THREE-phase V:230/460

FLOOR II
MERRILL CROWE AND REFINERY

DURCO PRESS FILTER MODEL QP1200/25-65/78 NET FILTER VOLUME 58.5 CUFT EXPANDABLE TO 70.2 CUFT DESIGN PRESSURE 100 PSI SERIAL NUMBER QP1200/25-65/78 NUMBER OF CHAMBERS 65 EXPANDABLE TO 78 MAXIMUM RECOMMENDED HYDRAULIC PRESSURE 4300 PSIG HYDRAULIC PUMP MOTOR HP:2.0 R.P.M: 1800 HZ:60 THREE-PHASE V:230/460

FLOOR II
MERRILL CROWE AND REFINERY	4 DRYING OVENS MEASURES 1.0 X1.2 X 2.0 METERS CAPACITY FOR 6 DOORS OF 0.135 X 0.70 X 1.00 MTS EACH WITH DRYER CONTROL	FLOOR II
MERRILL CROWE AND REFINERY	NOTE: THERE ARE 4 DRYERS OF THIS SIZE, IN WORKING CONDITION IN ADDITION TO 2 NEW ONES, THEY ONLY NEED TO BE CONDITIONED MANUFACTURED IN THE CITIUM WITH 1/4 THICK PLATE	FLOOR II
MERRILL CROWE AND REFINERY	REACTOR TANK MEASURES 1.6 DIAMETER X 1.5 METERS HIGH CAPACITY 1900 LITERS ELECTRIC AGITATOR MOTOR WITH 2 PUMPS	FLOOR II
MERRILL CROWE AND REFINERY	LEESON SPRAYER MODEL C6T17FB144A	FLOOR II

MERRILL CROWE AND REFINERY	INDUSTRIAL VACUUM CLEANER BRAND NILFISK ADVANCE MODEL VT-60 SERIAL NUMBER 0401 VOLTS 115 AMPERES 8.3	FLOOR II
MERRILL CROWE AND REFINERY	REFINERY ZONE POWER CONTROLLERS	FLOOR II
MERRILL CROWE AND REFINERY	ENERGY CONTROLLERS PRESS FILTER ZONE	FLOOR II
MERRILL CROWE AND REFINERY	INDUSTRIAL PRESSURE WASHER BRAND WEG SERIAL NUMBER 1064224198	FLOOR II
MERRILL CROWE AND REFINERY	SCRAMBLED SCALE TO DEREGISTER	FLOOR II
MERRILL CROWE AND REFINERY	ROOM WHERE THE NETWORK NODE SERVER IS LOCATED: ROUTER, SWITCH, INTERRUPTED POWER SUPPLY SYSTEM, UPS, SERVERS.	FLOOR II
MERRILL CROWE AND REFINERY	DUST COLLECTOR	FLOOR II
MERRILL CROWE AND REFINERY	PRESSURIZER PUMP, BOSH BRAND HEATER, FUSE BOX FOR HEATER FUNCTION	FLOOR II
MERRILL CROWE AND REFINERY	MEASUREMENTS: 2.40 MTS IN DIAMETER X 1.60 MTS HIGH CAPACITY 7 CUBIC METERS STATIONARY TANK MADE ON SITE E STAINLESS STEEL WITH 1/16 THICK PLATE WITHOUT MOTOR WORKS BY GRAVITY	FLOOR II
MERRILL CROWE AND REFINERY	ENGINE MELTING FURNACE COOLING SYSTEM	FLOOR II
MERRILL CROWE AND REFINERY	EXHAUST EXTRACTOR WITH WEG BRAND ENGINE SERIAL NUMBER Z000270367	FLOOR II
MERRILL CROWE AND REFINERY	EXHAUST FAN FOR THE REFINERY AREA (IT WAS INSIDE THE MINE)	FLOOR II
MERRILL CROWE AND REFINERY	WEG BRAND PUMP FOR OIL RECIDUES WITHOUT VISIBLE PLATE	FLOOR II
MERRILL CROWE AND REFINERY	EXHAUST FAN FOR THE REFINERY AREA (IT WAS INSIDE THE MINE)	FLOOR II
MERRILL CROWE AND REFINERY	3 SYMMETRICAL PUMP (RECLAIMED WATER POOL) DIRECTLY DRIVEN BY A 5 HP MOTOR SUBMERGED IN POOL	FLOOR II
INDUSTRIAL AND PROCESS WATER DISTRIBUTION SYSTEM
ASSET TYPE	ASSET DESCRIPTION	LOCATION
PROCESS WATER SYSTEM	ELEVATED TANK FOR FRESH WATER MEASUREMENTS: 6 MTS IN DIAMETER X 8.4 HIGH MODEL: MADE ON SITE WITH 1/4 THICK PLATE, FLOWMETER: READING OCTOBER 23/2023 R=222363	FLOOR II
PROCESS WATER SYSTEM	FRESH WATER FLOWMETER	FLOOR II
PROCESS WATER SYSTEM	GATE VALVE	FLOOR II
PROCESS WATER SYSTEM	GATE VALVE	FLOOR II
PROCESS WATER SYSTEM	GATE VALVE	FLOOR II
PROCESS WATER SYSTEM	The Holy Land of Africa	FLOOR II
PROCESS WATER SYSTEM	FRESH WATER FLOWMETER	FLOOR II
PROCESS WATER SYSTEM	GATE VALVE	FLOOR II
PROCESS WATER SYSTEM	RECOVERED SOLUTION ELEVATED TANK	FLOOR II
PROCESS WATER SYSTEM	250 KVA TRANSFORMER WITH ITS RESPECTIVE BLADE SWITCHES TO FEED THE PUMPING AND REPUMPING OF RECOVERED SOLUTION IN TAILINGS DAM	FLOOR II
PROCESS WATER SYSTEM	TRANSFORMER SUBSTATION ON ITS INTERREUPTOR	FLOOR II
PROCESS WATER SYSTEM	CFE-OWNED CURRENT TRANSFORMER WITH RESPECTIVE METER	FLOOR II
PROCESS WATER SYSTEM	440 VLTS CAPACITOR BANK	FLOOR II

PROCESS WATER SYSTEM	BOMBA HORIZONTAL THE 2X3-13 MARCA GOULDS ENGINE THE 75 HP ROAD #1	FLOOR II
PROCESS WATER SYSTEM	BOMBA HORIZONTAL THE 2X3-13 MARCA GOULDS ENGINE THE 75 HP ROAD #2	FLOOR II
TAILINGS PUMPING SYSTEM AND TAILINGS WATER RETURN FROM TAILINGS III DAM
ASSET TYPE	ASSET DESCRIPTION	LOCATION
TAILINGS DAM AREA	RECLAIMED WATER PUMPING PUMP	FLOOR II
TAILINGS DAM AREA	SUBMERSIBLE PUMP 3 IN DAM #3 STAGE 1	FLOOR II
TAILINGS DAM AREA	RECLAIMED WATER TANK	FLOOR II
TAILINGS DAM AREA	FIREMAN'S HUT	FLOOR II
TAILINGS DAM AREA	POND SERVICE LOADING CENTER	FLOOR II
TAILINGS DAM AREA	WELDER BALL SWITCH	FLOOR II
TAILINGS DAM AREA	PUMPS OA CONTACT	FLOOR II
TAILINGS DAM AREA	REPUMPING PUMP INVERTER	FLOOR II
TAILINGS DAM AREA	SUBMERSIBLE PUMP STARTER	FLOOR II
TAILINGS DAM AREA	70 CAPACITOR BANKS SWITCH	FLOOR II
TAILINGS DAM AREA	MAIN SWITCH OF THE RECOVERED WATER CELL	FLOOR II
INDUSTRIAL WATER SYSTEM A MINE

PUMP WITH 12 4-IN. GRANDSTAND-TYPE IMPELLERS. DIAMETER. TURBINE TYPE SUBMERSIBLE PUMP EXPENDITURE OF 16 LTS PER SEC. A 400-METER HEAD: IT HAS 28 LENGTHS OF PIPE OF 4 INCHES IN DIAMETER BY 6 METERS EACH. MODEL: PLEUGER-MEDIA POWERED BY A 50 HP SUBMERSIBLE MOTOR AT 440 VLTS AND 60 HZ ITS MODEL IS 28622

FLOOR II
PLANT II WATER CONTROL ACCESSORIES	DIGITAL FLUJOMETER BRAND: MAGNETOFLOW NS: DN-100	FLOOR II
PLANT II WATER CONTROL ACCESSORIES	ANALOG FLUJOMETER MODEL:MZ504 NS: 12-07971	FLOOR II
PLANT II WATER CONTROL ACCESSORIES	6 IN. CHECK VALVE, 4 PLG GATE VALVE, 6 IN. GATE VALVE, 1 IN. ANALOG FLOW METER FROM EJIDO	FLOOR II
PLANT II WATER CONTROL ACCESSORIES	25,000 LITERS WATER CISTERN OF THE EJIDO	FLOOR II
PLANT II WATER CONTROL ACCESSORIES	DIGITAL MAGNETIC FLUJOMETER CONTROL MODEL NO.: M5000 NS:1108-930	FLOOR II
PLANT II WATER CONTROL ACCESSORIES	REDUCED TENSION STARTER	FLOOR II
PLANT II WATER CONTROL ACCESSORIES	SIEMENS AUTOTRANSFORMER MODEL: ATP 111-14 NS: C12- 111-14-41	FLOOR II
PLANT II WATER CONTROL ACCESSORIES	200 AMPS MAIN SWITCH	FLOOR II
PLANT II WATER CONTROL ACCESSORIES	SIEMENS CONTACT	FLOOR II
PLANT II WATER CONTROL ACCESSORIES	SUB MONITOR PUMP CONTROLLER	FLOOR II
PLANT II WATER CONTROL ACCESSORIES	5 KVR CAPACITOR BANK	FLOOR II
PLANT II WATER CONTROL ACCESSORIES	20 KVR CAPACITOR BANK	FLOOR II
PLANT II WATER CONTROL ACCESSORIES	20 AMPS AND 30 AMPS CAPACITOR SWITCH	FLOOR II
PLANT II WATER CONTROL ACCESSORIES	MGM TRANSFORMER COMPANY BRAND DRY TRANSFORMER	FLOOR II

PLANT II WATER CONTROL ACCESSORIES	FASE ALERT SIEMENS	FLOOR II
PLANT II WATER CONTROL ACCESSORIES	PUMP PROTECTIVE CONTACTORS	FLOOR II
PLANT II WATER CONTROL ACCESSORIES	ALARM SYSTEM	FLOOR II
PLANT II WATER CONTROL ACCESSORIES	CAMERA AND IT LINK	FLOOR II
PLANT II WATER CONTROL ACCESSORIES	45 KVA TRANSFORMER	FLOOR II
INDUSTRIAL WATER SUPPLY SYSTEM OF WELLS 1,2 AND 3
ASSET TYPE	ASSET DESCRIPTION	LOCATION
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3

MEDIUM 50 HP PUMP WITH AN EXPENDITURE OF 6-1/2 LTS PER MIN. SUBMERSIBLE TURBINE TYPE PUMP MODEL: PLEUGER MOTOR: MHI6-2008 HP 50 VOLTAGE 440V HAS 38 LENGTHS OF TUBE OF 4 INCHES IN DIAMETER AND 6 METERS LONG EACH

FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	FLUJOMETRO ANALOGO DE 1 PLG.	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	1-IN. DIGITAL FLOWMETER.	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	4 IN. GATE VALVE.	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	4-INCH BALL VALVE.	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	VALVULA CHECK THE 4 PLG.	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	METAL CASE CONTAINING 4 INCH CHECK VALVE.	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	LOW-VOLTAGE STARTER	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	AUTOTRANSFORMER	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	100 AMPS MAIN SWITCH	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	CONTACTOR MODEL 3TF52	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	OVERLOAD RELAY	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	AUXILIARY CONTACTORS	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	TIME RELAY	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	PHASE ALERT FOR PHASE DROP GUARD	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	RELEVADOR MODEL SCHRACK	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	1000 KVA DRY TRANSFORMER	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	CAPACITOR BANK WITH CAPACITORS WITHIN 10 AND 20 KVA	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	PHONE STARTER FOR PUMP	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	45 KVA TRANSFORMER	FLOOR II

SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	100 HP PUMP	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	ANALOG FLOWMETER MODEL NO.:M17-006363 READING:27651	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	FLUJOMETO MAGNETIC METER OF 6 PLG.	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	SURIMI 40 HP PUMP FROM LA GARZA IN AREA WELL 3	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	ORIGINAL 225 KVA TRANSFORMER FROM WELL 3 UNINSTALLED	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	500 KVA TRANSFORMER	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	DOUBLE PULL STARTER	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	CAMERA AND IT LINK	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	STARTER REDUCED TENSION	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	250 AMP THERMO MARKETIC SWITCH.	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	SIEMENS CONTACTOR MODEL 3RT1054-1	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	OVERLOAD LIFTER NS: 3RB2066-1 MC2	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	SIEMENS AUTOTRANSFORMER	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	AUXILIARY STARTING CONTACTORS	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	CAPACITOR DE 25 KVR	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	PHASE ALERT OR PHASE DROP GUARD	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	400 AMP MASTER SWITCH	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	200 AMPS MAIN SWITCH. (STARTER PUMP FROM CÁRCAMO)	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	DRY TRANSFORMER MAIN SWITCH	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	15 KVA DRY TRANSFORMER	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	CAPACITOR DE 15 KVA	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	25 KVA CAPACITOR AND 50 SWITCH	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	HERON PUMP STARTER	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	50 AMPS MAIN SWITCH	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	SIEMENS DRIVERS MODEL 3RT1054-1	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	AUTOTRANSFORMER GARZA	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	AUXILIARY STARTING CONTACTORS AND THE FACE LERT	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	ANALOGOUS VOLTMETER	FLOOR II

SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	MAGNETIC FLOWMETER CONTROL	FLOOR II
SIST. INDUSTRIAL WATER SUPPLY WATER WELLS 1,2,3	200 HP SOFT STARTER NS: LSR00472 ALLEN- BRADLEY BRAND	FLOOR II
LOAD CENTERS AND DISTRIBUTION SYSTEM PLANT II	MAIN SUB-STATION MAIN TRANSFORMER	FLOOR II
LOAD CENTERS AND DISTRIBUTION SYSTEM PLANT II	COMPACT SUB-STATION SECONDARY TRANSFORMER	FLOOR II
LOAD CENTERS AND DISTRIBUTION SYSTEM PLANT II	440 VAC CAPACITOR BANK	FLOOR II
LOAD CENTERS AND DISTRIBUTION SYSTEM PLANT II	LEACH CCM FEED SWITCH	FLOOR II
LOAD CENTERS AND DISTRIBUTION SYSTEM PLANT II	150 AMP SWITCH LABORATORY TEST POWER 220 VAC	FLOOR II
LOAD CENTERS AND DISTRIBUTION SYSTEM PLANT II	MAIN LOAD CENTER	FLOOR II
LOAD CENTERS AND DISTRIBUTION SYSTEM PLANT II	WATER TANK SWITCH	FLOOR II
LOAD CENTERS AND DISTRIBUTION SYSTEM PLANT II	SWITCH 50 AMPS 440 VAC, MILL LUBRICATION	FLOOR II
LOAD CENTERS AND DISTRIBUTION SYSTEM PLANT II	SWITCH FOR PLANT II METALLURGICAL LABORATORY AND OFFICES	FLOOR II
LOAD CENTERS AND DISTRIBUTION SYSTEM PLANT II	440V POWER SUPPLY OUTLET. NEW AREA ACID TANKS	FLOOR II
LOAD CENTERS AND DISTRIBUTION SYSTEM PLANT II	SWITCH 50 AMPS 440 VAC SAMPLING STATION (MILL AREA)	FLOOR II
LOAD CENTERS AND DISTRIBUTION SYSTEM PLANT II	DISCONNECT TYPE SWITCH 4 AND THE MAIN ONE	FLOOR II
LOAD CENTERS AND DISTRIBUTION SYSTEM PLANT II	ELECTROMAGNETIC SWITCH	FLOOR II
LOAD CENTERS AND DISTRIBUTION SYSTEM PLANT II	1000 KVA TRANSFORMER	FLOOR II
LOAD CENTERS AND DISTRIBUTION SYSTEM PLANT II	3 ELECTROMAGNETIC SPARE PARTS	FLOOR II
LOAD CENTERS AND DISTRIBUTION SYSTEM PLANT II	LEACH SWITCHES (CRUSHING AREA 575 VAC, GRINDING AREA 575 VAC, MAIN SWITCH 575 VAC.)	FLOOR II
LOAD CENTERS AND DISTRIBUTION SYSTEM PLANT II	MARBLE LIFTER FOR PHASE DROP.	FLOOR II
PLANT II AGITATION SYSTEM

PRIMARY THICKENER TANK MODEL: EIMCO NS: 05299-02. DIAMETER OF 16 METERS; HEIGHT OF 3 MTS, BUILT ON SITE, IN 1/4 PLATE. THE TRANSMISSION IS OF THE PINION TYPE, AUGER WITH CROWN, PARTIALLY IMMERSED IN OIL. RAKE DRIVEN WITH 3 HP THREE-PHASE MOTOR OF 440 VA 60 HZ. BRAND SEW-EURODRIVE, MODEL: R80DT100LS4 THE LIFTING SYSTEM IS DRIVEN BY A 1 HP THREE-PHASE MOTOR, FROM 440 V TO 60 HZ, BRAND RELIANCE; NS I-42418

FLOOR II
PLANT II AGITATION SYSTEM	PRIMARY THICKENER LIFT MECHANISM WITH NS:052997-00 MOTOR AND RASTRLLO MOTOR	FLOOR II
PLANT II AGITATION SYSTEM	1 NS STIRRER MECHANISM: 233972 WITH NS:94300499 MOTOR	FLOOR II
PLANT II AGITATION SYSTEM	2 NS:236468 STIRRER MECHANISM WITH NS:94300493 MOTOR	FLOOR II
PLANT II AGITATION SYSTEM	3 STIRRER MECHANISM WITH MOTOR:6312ZZ	FLOOR II
PLANT II AGITATION SYSTEM	4 STIRRER MECHANISM WITH NS MOTOR: 82080810	FLOOR II
PLANT II AGITATION SYSTEM	5 STIRRER MECHANISM WITH NS MOTOR: 82080850	FLOOR II

PLANT II AGITATION SYSTEM	6 AGITATOR MECHANISM WITH NS MOTOR: 82080840	FLOOR II
PLANT II AGITATION SYSTEM	7 STIRRER MECHANISM WITH NS MOTOR: 94300496	FLOOR II
PLANT II AGITATION SYSTEM	8 STIRRER MECHANISM WITH NS MOTOR: 94300497	FLOOR II
PLANT II AGITATION SYSTEM	FLUCOLANT PREPARATION TANK WITH MECHANISM AND MOTOR	FLOOR II
FLOTATION SECTION IN THE PLANT II

FLOTATION BENCH WITH 3 CELLS BRAND: WEMCO CAPACITY: 75 CUBIC FEET EACH SIZE: 62 EACH CELL BENCH IS EQUIPPED WITH AUTOMATIC LEVEL CONTROL. LEVEL CONTROL: ABB CONTROL #DE PART: ENS PLCCTRL NC. NS: ABC 0000172, EACH CELL IS EQUIPPED WITH WEMCO BRAND SHAKING MECHANISM

FLOOR II
FLOTATION SECTION IN THE PLANT II	QUANTITY: 3 BRAND: GENERAL ELECTRIC MODEL: 5K4284A2 HP:15 RPM:1760 V: 20-22/440	FLOOR II
FLOTATION SECTION IN THE PLANT II

EXHAUSTIVE FLOAT BENCH WITH 3 CELLS BRAND: WEMCO CAPACITY: 75 CUBIC FEET EACH SIZE: 62 EACH CELL BENCH IS EQUIPPED WITH AUTOMATIC LEVEL CONTROL LEVEL CONTROL: ABB CONTROL #DE PART: ENS PLCCTRL NC NS: ABC 0000172 EACH CELL IS EQUIPPED WITH WEMCO BRAND STIRRING MECHANISM

FLOOR II
FLOTATION SECTION IN PLAN II (INCOMPLETE)	QUANTITY: 3 BRAND: GENERAL ELECTRIC MODEL: 5K4284A2 HP:15 RPM: 1760 V: 20-22/440	FLOOR II
FLOTATION SECTION IN PLAN II (INCOMPLETE)	CLEANING BENCH WITH 2 FIMSA TYPE CELLS CAPACITY: 25 CUBIC FEET EACH WITH MOTOR BRAND: RELIANCE HP: 6 RPM: 1755 EACH CELL HAS A DENVER TYPE STIRRING MECHANISM	FLOOR II
FLOTATION SECTION IN PLAN II (INCOMPLETE)

CLEAN BENCH WITH 4 CELLS TYPE: DENVER, CAPACITY: 45 CUBIC FEET EACH SIZE: 62 ENGINE LEVEL: 2 (ONLY ONE WAS FOUND) BRAND: WEG HP: 20 RPM:1175 EACH CELL HAS A DENVER TYPE AGITATION MECHANISM (THERE WAS AN EXTRA 15 HP WEG BRAND ENGINE IN THE AREA)

FLOOR II
FLOTATION SECTION IN PLAN II (INCOMPLETE)	PULP CONDITIONER MEASUREMENTS: 1.7 MTS IN DIAMETER BY 2 MTS HIGH. ELECTRIC MOTOR BRAND: TOSHIBA HP: 25 RPM: 1175 THE PULP CONDITIONER MADE WITH STEEL PLATE FEATURES DENVER STIRRING MECHANISM	FLOOR II
PLANT II ELECTRICAL EQUIPMENT AND ACCESSORIES	PRIMARY THICKENER RICH SOLUTION PUMP STARTER	FLOOR II
PLANT II ELECTRICAL EQUIPMENT AND ACCESSORIES	FLOWMETERS MONITORS SWITCH	FLOOR II
PLANT II ELECTRICAL EQUIPMENT AND ACCESSORIES	FINAL CONCENTRATE THICKENER TANK WITH PUMP AND MOTOR	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	PRIMARY THICKENER RICH SOLUTION PUMP	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	MOTOR BOMBA 1	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	MOTOR BOMBA 2	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	BOMB 1 OF DEMOTIC SOLUTION	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	RICH SOLUTION TANK PUMP 2	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	THICKENER MECHANISM 4	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	SCRAPE AND LIFT MECHANISM	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	LIFTING GEARED MOTOR: U74053528 MODEL: JB0054PCA PLATE: CA0033260	FLOOR II

THICKENING SECTION (CCD) PLANT II (CONT ́N)	THICKENER RAKE AND LIFT MOTORS AND MECHANISMS 2	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	REDUCTOR MOTOR PLATE NS: 5033418 MODEL: VCS3205111 MOTOR NS: 544053231 MODEL: JB0054PCA	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	RAKE DRIVE MECHANISM AND LIFTING MECHANISM	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	MOTOREDUCTOR PLATE NS: DO133396 MODEL: 3205-11 MOTOR NS: 074053537 MODEL: JB0054PCA	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	END TAIL SAMPLE CUTTER	FLOOR II
PLANT II ELECTRICAL EQUIPMENT AND ACCESSORIES	REDUCER	FLOOR II
PLANT II ELECTRICAL EQUIPMENT AND ACCESSORIES	TIC CN LIME FEEDER REDUCER MOTOR	FLOOR II
AUTOJET FILTER SECTION PLANT II	AUTOJET FILTER WASHING PUMP	FLOOR II
AUTOJET FILTER SECTION PLANT II	PITELE BOMB	FLOOR II
AUTOJET FILTER SECTION PLANT II	VACUUM PUMPS 1 & 2	FLOOR II
MERRILL CROWE SECTION PLANT II	ZINC DISPENSERS	FLOOR II
AUTOJET FILTER SECTION PLANT II	AIR COMPRESSOR	FLOOR II
AUTOJET FILTER SECTION PLANT II	MOTOR-DRIVEN VACUUM PUMPS	FLOOR II
MERRILL CROWE PLANT II FILTER SECTION	VACUUM TOWER OXYGEN METER BOARD	FLOOR II
MERRILL CROWE PLANT II FILTER SECTION	SOLUTION FLOWMETER BOARD CLARIFIED	FLOOR II
MERRILL CROWE PLANT II FILTER SECTION	PCL VACUUM TOWER	FLOOR II
MERRILL CROWE PLANT II FILTER SECTION	TANK PUMP MOTOR FOR ATOMIC EARTH PRECIPITATION	FLOOR II
MERRILL CROWE PLANT II FILTER SECTION	#1 CLARIFIED SOLUTION PUMP	FLOOR II
MERRILL CROWE PLANT II FILTER SECTION	#2 CLARIFIED SOLUTION PUMP	FLOOR II
MERRILL CROWE PLANT II FILTER SECTION	#1 STERILE SOLUTION PUMP	FLOOR II
MERRILL CROWE PLANT II FILTER SECTION	#2 STERILE SOLUTION PUMP	FLOOR II
REFINERY SECTION PLANT II	FURNACE COOLING TOWER MOTOR AND PUMP	FLOOR II
REFINERY SECTION PLANT II	ELECTRO-PNEUMATIC SYSTEM	FLOOR II
REFINERY SECTION PLANT II	ANTIMATICS PREPARATION TANK ENGINE FOR AUTOJETS MODEL: 324U-FBS NS: PP-164801	FLOOR II
REFINERY SECTION PLANT II	MINI SPLIT COMPRESSION UNIT OF PRECIPITATION CCM	FLOOR II
AUTOJET FILTER SECTION PLANT II	SOLENOID VALVE CONTROLS	FLOOR II
AUTOJET FILTER SECTION PLANT II	FEED PUMPS TO AUTOJET #1 BRAND: GOULDS PUMPS NON-READABLE PLATE ENGINE BRAND: WEG NS: Z000270287	FLOOR II
AUTOJET FILTER SECTION PLANT II	FEED PUMPS TO AUTOJET #2	FLOOR II
AUTOJET FILTER SECTION PLANT II	PRICE PUMP TO AOTOJET #1	FLOOR II

AUTOJET FILTER SECTION PLANT II	PRICE PUMP TO AOTOJET #2	FLOOR II
AUTOJET FILTER SECTION PLANT II	RICH SOLUTION FLOWMETER FOR AUTOJETS	FLOOR II
AUTOJET FILTER SECTION PLANT II	PRESSURE WASHER STARTER	FLOOR II
AUTOJET FILTER SECTION PLANT II	#2 AUTOJET SWING MOTOR BRAND: TEFC INDUSTRIAL MOTORS NS: 0002XXX756CK WITH ITS SWING MOTOR CONTROLLER WITH VALVE ACTUATOR	FLOOR II
AUTOJET FILTER SECTION PLANT II	#1 AUTOJET SWING MOTOR BRAND: TEFC INDUSTRIAL MOTORS NS: RF0002XXXS1LX WITH ITS SWING MOTOR CONTROLLER WITH VALVE ACTUATOR	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	VALVE ACTUATOR #22	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	VALVE ACTUATOR #21	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	VALVE ACTUATOR #23	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	VALVE ACTUATOR #17	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	VALVE ACTUATOR #19	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	VALVE ACTUATOR #20	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	RED CIRCULAR VALVE	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	AUTOJET FLOWMETER	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	POWER GENERATOR 600 KVA	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	#1 RAKE MOTOR DRIVE	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	#2 RAKE MOTOR DRIVE	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	RAKE MOTOR DRIVE #3	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	#4 RAKE MOTOR DRIVE	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	AGITATOR CONTROLLERS 1,2,3,4	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	CCM 440 AND CCM 545	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	PRIMARY THICKENING SYSTEM	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	PRIMARY LIMITER	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	THERMOMANGNETIC INTERRUPTOR	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	THERMOMANGNETIC INTERRUPTOR	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	REA CAPACITO BENCH	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	THERMOMAGNETIC INTERRUPTOR	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	THERMOMAGNETIC INTERRUPTOR	FLOOR II

THICKENING SECTION (CCD) PLANT II (CONT ́N)	THERMOMAGNETIC INTERRUPTOR	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	CAPACITOR	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)		FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	LIXIVICION SERVICES LOAD CENTER	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	LEACH LIGHTING CONTACTS	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	VERTICAL PUMP DRIVE	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	PUMP DRIVE PANEL	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	THERMOMAGNETIC INTERRUPTOR	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	CONTACTOR #2	FLOOR II
AUTOJET FILTER SECTION PLANT II	STARTER FOR AUTOJET WASHING PUMPS	FLOOR II
AUTOJET FILTER SECTION PLANT II	THERMOMAGNETIC INTERRUPTOR BRAND: SIEMENS NS: ED43B100MX	FLOOR II
AUTOJET FILTER SECTION PLANT II	SOFT OR SOLID STATE STARTER BRAND: SIEMENS NS: 3RW4036-1BB14	FLOOR II
AUTOJET FILTER SECTION PLANT II	SWING MOTOR SWITCH	FLOOR II
AUTOJET FILTER SECTION PLANT II	CLARIFIED SOLUTION PUMP INVERTER	FLOOR II
AUTOJET FILTER SECTION PLANT II	THERMOMAGNETIC INTERRUPTOR	FLOOR II
AUTOJET FILTER SECTION PLANT II	CONTACTOR 1 AND 2	FLOOR II
AUTOJET FILTER SECTION PLANT II	SOLID STATE PUMP STARTER	FLOOR II
AUTOJET FILTER SECTION PLANT II	PCL OF AUTOJET FILTERS	FLOOR II
AUTOJET FILTER SECTION PLANT II	MONITOR	FLOOR II
AUTOJET FILTER SECTION PLANT II	CONTACTOR #1	FLOOR II
AUTOJET FILTER SECTION PLANT II	CONTACTOR #2	FLOOR II
AUTOJET FILTER SECTION PLANT II	THERMOMAGNETIC INTERRUPTOR	FLOOR II
AUTOJET FILTER SECTION PLANT II	#1 VERTICAL PUMP DRIVE	FLOOR II
AUTOJET FILTER SECTION PLANT II	THERMOMAGNETIC INTERRUPTOR	FLOOR II
AUTOJET FILTER SECTION PLANT II	CN DETOX TANK LEVEL SENSOR MONITOR	FLOOR II
AUTOJET FILTER SECTION PLANT II	220 SWITCH FOR AUTOJET AREA PRESSURE WASHER	FLOOR II
AUTOJET FILTER SECTION PLANT II	CN DEMYSTIFIER PUMP SWITCH	FLOOR II
NACN DOSING SYSTEM	TOXIC CN ACID ENGINE AND PUMP	FLOOR II
NACN DOSING SYSTEM	CYANIDE PREPARATION MOTOR AND PUMP	FLOOR II

NACN DOSING SYSTEM	CYANIDE PREPARATION TANK 1,2 & 3	FLOOR II
NACN DOSING SYSTEM	MINIBAR FOR ANTIDOTE	FLOOR II
NACN DOSING SYSTEM	OXYGEN TANK	FLOOR II
NACN DOSING SYSTEM	CYANIDE PREPARATION STIRRER MECHANISM	FLOOR II
NACN DOSING SYSTEM	FIXED CYANIDE ACID GAS DETECTOR	FLOOR II
NACN DOSING SYSTEM	TANK EQUIPMENT CYANIDE PREPARATION FLIGHT	FLOOR II
NACN DOSING SYSTEM	AGITATOR AIR TANK	FLOOR II
NACN DOSING SYSTEM	750 TANK CONVENIENTLY	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	PRIMARY THICKENER PUMP STARTER 2	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	ELECTRONIC AIR STORAGE TANK VALVE CONTROL	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	SLACK OF THE SPEADOR 1PRIMARY	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	PRIMARY THICKENER 1 PUMP 1 WITH MOTOR	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	PRIMARY THICKENER 1 PUMP 2 WITH MOTOR	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	2 THICKENER FLOWMETER WITH MONITOR AND SWITCH	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	THICKENER 2 PUMP 1 WITH MOTOR	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	2 THICKENER PUMP 2 WITH MOTOR	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	3 THICKENER FLOWMETER WITH MONITOR AND SWITCH	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	THICKENER 3 PUMP 1 WITH MOTOR	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	3 THICKENER PUMP 2 WITH MOTOR	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	THICKENER FLOWMETER 4	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	4 THICKENER PUMP 1 WITH MOTOR	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	THICKENER 4 PUMP 2 WITH MOTOR	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	2 SUBMERSIBLE LEACH SUMP PUMPS AND A GALIGER PUMP FOR SOLIDS	FLOOR II
THICKENING SECTION (CCD) PLANT II (CONT ́N)	COMPRESOR GARDNER DENVER 750 PCM	FLOOR II
INDUSTRIAL WAREHOUSES PLANT II	INDUSTRIAL CRUSHING WAREHOUSE	FLOOR II
INDUSTRIAL WAREHOUSES PLANT II	INDUSTRIAL MILLING HALLS	FLOOR II
INDUSTRIAL WAREHOUSES PLANT II	INDUSTRIAL WAREHOUSE FLOTATION MODULE	FLOOR II
INDUSTRIAL WAREHOUSES PLANT II	INDUSTRIAL WAREHOUSE MECHANICAL WORKSHOP AND DINING ROOMS	FLOOR II
INFRASTRUCTURE WELL 1: CONCESSION TITLE 07DGO800406/36FMDL12 FOR 168,192M3/YEAR
ASSET TYPE	ASSET DESCRIPTION	LOCATION
INFRASTRUCTURE WELL 1	6.90M X 9.70M CONCRETE BLOCK PERIMETER CONSTRUCTION, FEATURES A 2.7M X 2M CONCRETE ROOF CONTROLS CUBA 2.9M X 2.9M GUARD HOUSE.	WELL 1
INFRASTRUCTURE WELL 1	03 APARTARRAYO IUSA 38 KVA	AREA POZO 1

INFRASTRUCTURE WELL 1	03 BLADE WITH IUSA BOBBIN 34.5 KVA	AREA POZO 1
INFRASTRUCTURE WELL 1	01 TRANSFORMER 75 KVA 34500 440/254	AREA POZO 1
INFRASTRUCTURE WELL 1	01 TRANSFORMER GRILLE WITH FITTINGS	AREA POZO 1
INFRASTRUCTURE WELL 1	01 LOW VOLTAGE CONNECTION AND BASE SOQUET 7-200	AREA POZO 1
INFRASTRUCTURE WELL 1	02 MEASURING CABINETS	AREA POZO 1
INFRASTRUCTURE WELL 1	03 TRANSFORMER DONA RATIO 05 (MEASUREMENT)	AREA POZO 1
INFRASTRUCTURE WELL 1	50 MTS. CABLE 4/0	AREA POZO 1
INFRASTRUCTURE WELL 1	01 THERMOMAGNETIC INTERRUPTOR 250 AMP SIMENS	AREA POZO 1
INFRASTRUCTURE WELL 1	01 STARTER (COTOR AND RELAY) 3TF52 SIMENS 440V	AREA POZO 1
INFRASTRUCTURE WELL 1	01 SUB-MONITOR FRANKLIN ELECTRIC	AREA POZO 1
INFRASTRUCTURE WELL 1	01 AUTOTRANSFORMER FOR 150 HP 440V	AREA POZO 1
INFRASTRUCTURE WELL 1	01 CONTACTOR SIMENS 3TF50 440V	AREA POZO 1
INFRASTRUCTURE WELL 1	01 CONTACTOR NEMA 1 SQUARED 440V	AREA POZO 1
INFRASTRUCTURE WELL 1	02 SIMEN TIME RELAY	AREA POZO 1
INFRASTRUCTURE WELL 1	01 CAPACITOR D 25 KVAR SIMENS 480V	AREA POZO 1
INFRASTRUCTURE WELL 1	01 15 KV 440/220/127 DRY TRANSFORMER	AREA POZO 1
INFRASTRUCTURE WELL 1	01 ECONOVAR 15 KVAR CAPACITOR BANK	AREA POZO 1
INFRASTRUCTURE WELL 1	01 20 AMP THERMOMAGNETIC SWITCH. SIMENS WITH CABINET	AREA POZO 1
INFRASTRUCTURE WELL 1	01 Valve Check 125 Sup 200	AREA POZO 1
INFRASTRUCTURE WELL 1	02 8" GATE VALVE	AREA POZO 1
INFRASTRUCTURE WELL 1	01 FLOW METER 0230094 SERIES 2"	AREA POZO 1
INFRASTRUCTURE WELL 1	01 PRESSURE GAUGE 0-300 LBS	AREA POZO 1
INFRASTRUCTURE WELL 1	FLOW METER WITH 4" REEL 1207971 SERIES MOD. MZ504	AREA POZO 1
INFRASTRUCTURE WELL 1	180 MTS. OF SUBMERSIBLE CABLE NO. 6	AREA POZO 1
INFRASTRUCTURE WELL 1	01 50 HP 440V ALTAMIRA SUBMERSIBLE PUMP WITH 9 BOWLS OF 4" WITH AN ORIGINAL EXPENDITURE OF 7-9 LTS. PER SECOND	AREA POZO 1
INFRASTRUCTURE WELL 1	29 TUBING SCHEDULE 40 OF 4"	AREA POZO 1
INFRASTRUCTURE WELL 1	01 8" FLANGED ELBOW AND 4" REDUCTION	AREA POZO 1
INFRASTRUCTURE WELL 1	01 SUB-URBAN LAMP WITH METAL ADDITIVE ARM OF 250W 220V	AREA POZO 1
INFRASTRUCTURE WELL 2: CONCESSION TITLE 07DGO800407/36FMDL12 FOR 73,584 M3/YEAR

ASSET TYPE	ASSET DESCRIPTION	LOCATION
INFRASTRUCTURE WELL 2	PERIMETER CONSTRUCTION OF A CYCLONIC MESH OF 13M X 8M, WITH 1 BLOCK CONTROL HOUSE AND CONCRETE ROOF OF 2.4 M X 2.4 M AND A GUARD HOUSE OF 2.30 M X 2.30 M.	AREA POZO 2
INFRASTRUCTURE WELL 2	01 100 AMP SIMENS THERMOMAGNETIC SWITCH	AREA POZO 2
INFRASTRUCTURE WELL 2	01 3TF52 SIMENS STARTER (CONTACTOR AND RELAY)	AREA POZO 2
INFRASTRUCTURE WELL 2	01 100 HP SIMENS 440V AUTOTRANSFORMER	AREA POZO 2
INFRASTRUCTURE WELL 2	01 CONTACTOR 3TF48 SIMENS 440V	AREA POZO 2
INFRASTRUCTURE WELL 2	01 CONTACTOR 3TB44 SIMENS 440V	AREA POZO 2
INFRASTRUCTURE WELL 2	01 FURNAS MOD. 55AA 440V	AREA POZO 2
INFRASTRUCTURE WELL 2	01 SIMENS SIRIUS LINE TIME RELAY 440V	AREA POZO 2
INFRASTRUCTURE WELL 2	01 15 KVA 440/220/127 DRY TRANSFORMER	AREA POZO 2
INFRASTRUCTURE WELL 2	01 40 KKAR CAPACITOR BANK SIMENS.	AREA POZO 2
INFRASTRUCTURE WELL 2	01 ECONOVAR 20 KVAR CAPACITOR BANK	AREA POZO 2
INFRASTRUCTURE WELL 2	01 150 KVA 34500V 460/254 TRANSFORMER	AREA POZO 2
INFRASTRUCTURE WELL 2	01 MEASURING CABINET	AREA POZO 2
INFRASTRUCTURE WELL 2	03 DONA TYPE TRANSFORMER RATIO 05	AREA POZO 2
INFRASTRUCTURE WELL 2	01 CONNECTION MEASURING 7-200	AREA POZO 2
INFRASTRUCTURE WELL 2	35 MTS. DE CABLE 4/0	AREA POZO 2
INFRASTRUCTURE WELL 2	38 SECTION OF PIPE OF 4"X6MTS. SCHEDULE 40	AREA POZO 2
INFRASTRUCTURE WELL 2	230 MTS. DE CABLE SUMERGIBLE CAL. 1/0	AREA POZO 2
INFRASTRUCTURE WELL 2	01 40 HP 440 SUBMERSIBLE PUMP (NO DATA ON PLATE WITH 10 BOWLS FROM 3" WITH 4" BELL TO 4" WITH AN EXPENDITURE OF 7-9 LTS. PER SECOND)	AREA POZO 2
INFRASTRUCTURE WELL 2	03 IUSA 34.5 KV BRAND BLADES	AREA POZO 2
INFRASTRUCTURE WELL 2	03 38 KV LIGHTNING ROD IUSA BRAND	AREA POZO 2
INFRASTRUCTURE WELL 2	01 SUB-URBAN LAMP 250W 220V METALLIC ADDITIVES	AREA POZO 2
INFRASTRUCTURE WELL 2	60 MTS. ALUMINIUM CABLE WITH CAL.1/0 JACKET	AREA POZO 2
INFRASTRUCTURE WELL 2	MANOMETRO EN GLISERINA 0-100 LBS	AREA POZO 2
INFRASTRUCTURE WELL 2	4" FLOW METER ON REEL MOD. F104 SERIES 12-07813	AREA POZO 2
INFRASTRUCTURE WELL 2	VALVULA CHEK DE 6”	AREA POZO 2
INFRASTRUCTURE WELL 2	VALVULA CHEK DE 4”	AREA POZO 2

INFRASTRUCTURE WELL 2	4" FLANGED GATE VALVE	AREA POZO 2
INFRASTRUCTURE WELL 2	4" FLANGED BUTTERFLY VALVE	AREA POZO 2
INFRASTRUCTURE WELL 2	METAL DRAWER FOR CHECK VALVE	AREA POZO 2
INFRASTRUCTURE WELL 2	VALVULA DE ALIVIO DE 1”	AREA POZO 2
INFRASTRUCTURE WELL 2	150KVA TRANSFORMER GRILL	AREA POZO 2
INFRASTRUCTURE WELL 3: CONCESSION TITLE 07DGO800408/36FMDL12 FOR 157,680 M3/YEAR
ASSET TYPE	ASSET DESCRIPTION	LOCATION
INFRASTRUCTURE WELL 3

POZO 3 HAS A PERIMETER CYCLONIC MESH FENCE OF 37.7M X 48.7M, A SUMP OF 12.5 X 12.5 X 4 M DEEP, A GUARDHOUSE INCLUDING BATHROOMS OF 3.5M X 3.10 M, A CONTROL ROOM OF 3.10 M X 3.10 M BUILT OF BLOCK AND ROOF OF SHEETS, AN ELECTRICAL SUBSTATION FENCED WITH CYCLONIC MESH OF 3 X 3 M.

AREA POZO 3
INFRASTRUCTURE WELL 3	01 SIMENS 3RP 1BT20 TIME RELAY	AREA POZO 3
INFRASTRUCTURE WELL 3	- 04 THERMOMAGNETIC SWITCH FOR RIEL DIN C6 OF A POLE	AREA POZO 3
INFRASTRUCTURE WELL 3	02 CONTACTOR 3RT 1034-A SIMENS 440V	AREA POZO 3
INFRASTRUCTURE WELL 3	01 CONTACTOR 3RT 10451 A SIMENS	AREA POZO 3
INFRASTRUCTURE WELL 3	01 FASEALERT 3 F3D 440V	AREA POZO 3
INFRASTRUCTURE WELL 3	01 INTERRUPTOR TERMOMAGNETICO 175 A SIMENS	AREA POZO 3
INFRASTRUCTURE WELL 3	02 CONTACTOR 3RT 1054 SIMENS 440V	AREA POZO 3
INFRASTRUCTURE WELL 3	01 SQUARD SQUARD SQUARD 35-135 A SCRAPER	AREA POZO 3
INFRASTRUCTURE WELL 3	01 AUTOTRANSFORMER FOR 75HP 440V	AREA POZO 3
INFRASTRUCTURE WELL 3	02 VOLMETRO SIMENS 0-600V	AREA POZO 3
INFRASTRUCTURE WELL 3	01 40X40X30 OVERLAY CABINET	AREA POZO 3
INFRASTRUCTURE WELL 3	01 COTACTOR 3RT 10361 A SIMENS 440V	AREA POZO 3
INFRASTRUCTURE WELL 3	01 INTERRUPTOR TERMOMAGNETICO 125 A SIMENS	AREA POZO 3
INFRASTRUCTURE WELL 3	01 OVERLOAD LIFTER FROM 50-120 TO SIMENS	AREA POZO 3
INFRASTRUCTURE WELL 3	01 AUTOTRANSFORMER FOR 60 HP 440V	AREA POZO 3
INFRASTRUCTURE WELL 3	01 QOD-6 LOAD CENTER OF SQUARED OVERLAY	AREA POZO 3
INFRASTRUCTURE WELL 3	02 THERMOMAGNETIC INTERRUPTOR QO-130 SQUARED	AREA POZO 3
INFRASTRUCTURE WELL 3	01 THERMOMAGNETIC INTERRUPTOR QO-230 SQUARED	AREA POZO 3
INFRASTRUCTURE WELL 3	01 25 KVAR 460V CAPACITOR BANK WITH SIMENS BRAND CABINET	AREA POZO 3

INFRASTRUCTURE WELL 3	01 INTERRUPTOR TERMOMAGNETICO 50 A SIMENS	AREA POZO 3
INFRASTRUCTURE WELL 3	01 OVERLAY CABINET 60X40X30	AREA POZO 3
INFRASTRUCTURE WELL 3	01 THERMOMAGNETIC INTERRUPTOR 36015	AREA POZO 3
INFRASTRUCTURE WELL 3	01 PARA THERMOMAGNETIC GABINETE FA100S ALCODM	AREA POZO 3
INFRASTRUCTURE WELL 3	01 PARA THERMOMAGNETIC CABINET LA400S ALCODM	AREA POZO 3
INFRASTRUCTURE WELL 3	01 THERMOMAGNETIC INTERRUPTOR LAL 36350 SQUARED	AREA POZO 3
INFRASTRUCTURE WELL 3	01 INTERRUPTOR TERMOMAGNETICO KAL 36250 SQUARED	AREA POZO 3
INFRASTRUCTURE WELL 3	01 SBRE CABINET KA 36200 SET SQUARED	AREA POZO 3
INFRASTRUCTURE WELL 3	01 15KVA 460/220/127 CONTROL TRANSFORMER	AREA POZO 3
INFRASTRUCTURE WELL 3	01 15KKAR CAPACITOR BANK SIMIRS	AREA POZO 3
INFRASTRUCTURE WELL 3	01 200HP SOFT STARTER BRAND VACON PA030055H0SSG	AREA POZO 3
INFRASTRUCTURE WELL 3	01 SIMENS 15 KAVAR OVERLAY CAPACITOR BANK CABINET	AREA POZO 3
INFRASTRUCTURE WELL 3	35 MTS. DE CABLE THW 1/0	AREA POZO 3
INFRASTRUCTURE WELL 3	01 DOUBLE THROW KNIFE SWITCH OF 400 A SQUARED BRAND	AREA POZO 3
INFRASTRUCTURE WELL 3	60 MTS. CABLE 3/0	AREA POZO 3
INFRASTRUCTURE WELL 3	01 MEASURING CABINET	AREA POZO 3
INFRASTRUCTURE WELL 3	03 DONUT TYPE TRANSFORMER RATIO 400:5	AREA POZO 3
INFRASTRUCTURE WELL 3	01 CONNECTION WITH A 13-TERMINAL MEASURING SOCKET BASE	AREA POZO 3
INFRASTRUCTURE WELL 3	01 500 KVA OIL TRANSFORMER AND RADIATOR 34500 440/254	AREA POZO 3
INFRASTRUCTURE WELL 3	20 MTS. DE CABLE XLP 1/0	AREA POZO 3
INFRASTRUCTURE WELL 3	03 38 KV LIGHTNING ROD IUSA	AREA POZO 3
INFRASTRUCTURE WELL 3	03 DISCONNECTING BLADE WITH 34.5 KV IUSA TAP	AREA POZO 3
INFRASTRUCTURE WELL 3	01 100 HP 460V 3F SUBMERSIBLE PUMP (DEEP WELL BRAND FRANKLIN ELECTRIK 8 BOWLS 4" WITH 6" BELL AND AN ORIGINAL EXPENSE OF 29 LTS. PER SECOND)	AREA POZO 3
INFRASTRUCTURE WELL 3	01 80 HP 460 V 3F SUBMERSIBLE PUMP	AREA POZO 3
INFRASTRUCTURE WELL 3	01 90 HP 460 V 3F SUBMERSIBLE PUMP	AREA POZO 3
INFRASTRUCTURE WELL 3	02 MANOMETRO DE 0-600 LBS EN GLISERINA	AREA POZO 3
INFRASTRUCTURE WELL 3	01 ELECTRONIC APARTMENT ARRESTER IN BAJA SQUARED	AREA POZO 3
INFRASTRUCTURE WELL 3	38 SECTION OF TUBE OF 6"X6MTS. SCHEDULE 40	AREA POZO 3

INFRASTRUCTURE WELL 3	01 TEE WITH 6" FLANGED	AREA POZO 3
INFRASTRUCTURE WELL 3	01 MOD REEL FLOWMETER 312.01.2008.4388	AREA POZO 3
INFRASTRUCTURE WELL 3	4" GATE VALVE	AREA POZO 3
INFRASTRUCTURE WELL 3	6" GATE VALVE	AREA POZO 3
INFRASTRUCTURE WELL 3	02 ELBOW 6" X 45	AREA POZO 3
INFRASTRUCTURE WELL 3	120 MTS. 6" SCHEDULE 40 TUBE	AREA POZO 3
INFRASTRUCTURE WELL 3	01 1" FLOW METER 0227831 SERIES	AREA POZO 3
INFRASTRUCTURE WELL 3	01 1" FLOW METER 0223516 SERIES	AREA POZO 3
INFRASTRUCTURE WELL 3	01 6" REEL FLOWMETER MOD. M2506 1207973 SERIES	AREA POZO 3
INFRASTRUCTURE WELL 3	09 MTS. 8" TUBE SCHEDULE 40	AREA POZO 3

ASSETS – LAND

Active	Description
Land	Granja Los Villalobos Deed 1870 Las Liebres
Land	Plot 128 Z-8 P-1 Deed 13848 144 Hectares / Floor II

ASSETS – PERMITS AND ENVIRONMENTAL PROCEDURES

Area	Process	Official Letter Number or Authorization or Concession Number
Floor II	MIAP Expansion of the William II mill and its tailings dam IV.	SG/130.2.1.1/001783/12
	Environmental risk study.	NA
	Accident prevention program.	DGGIMAR.710/006062
	Single Environmental License LAU.	LAU-10/035-2009
	LAU Update.	SG/130.2.1/001398/17

	Special conditions of ducts and chimneys (crushing area)	DGGCARETC/774/2017
	Mining waste management plan.	DGGIMAR.710/0006148
	Hazardous waste management plan.	DGGIMAR.710/0004490
Jales Dam	Environmental Impact Statement "William III Tailings Dam".	SG/130.2.1.1/002292/11
	Preventive report on the William II tailings dam expansion project phasea 2A and 3A.	SG/130.2.1.1/2126/16
Bank of loan materials 2.	Environmental Impact Statement Project "Bank of Loan Materials 2".	SG/130.2.1.1/2802/22
	Technical Justification Study "Bank of Loan Materials 2".	SG/130.2.2/2929/22
Mine	Environmental Impact Statement "Minas Velardeña" Project.	SG/130.2.1.1/002384/13
Velardeña Exploration	Preventive report for mining exploration	SG/130.2.1.1/72791/22

ASSETS – TRANSMISSION OF WATER EXTRACTION WELLS ISSUED BY

CONAGUA

Area	Well Concession	Concession number
Water extraction wells	Well 1 (168,192 M3)	07DGO800406/36FMDL12
	Well 2 (73,584 M3)	07DGO800407/36FMDL12
	Well 3 (157,680 m3)	07DGO800408/36FMDL12

ANNEX 2

LIST OF ASSETS, MACHINERY, EQUIPMENT AND INFORMATION

HOLE CORES PROPERTY OF MINERA DE CORDILLERAS
QUANTITY	CONCEPT	LOCATION	PROJECT	ENTERPRISE
2782	PLASTIC BOXES WITH CORE SAMPLES	INTERIOR SAN MATEO MINE	RODEO - SANTA ISABEL	MINING OF CORDILLERAS
1442	WOODEN BOXES WITH CORE SAMPLES	INTERIOR SAN MATEO MINE	RODEO - SANTA ISABEL	MINING OF CORDILLERAS
	CORE BOXES FROM OTHER PROJECTS	PATIO MINA SANTA JUANA	NAZAS	MINING OF CORDILLERAS

MACHINERY AND EQUIPMENT OWNED BY SUPPLIERS OF [***](TALLER SAN MATEO)
QUANTITY	CONCEPT	LOCATION	ENTERPRISE
1	O2 TANK	PATIO TALLER MEC. S. MATEO	DIESEL SUPPLIER PROPERTY
1	ACYLENE TANK	PATIO TALLER MEC. S. MATEO	DIESEL SUPPLIER PROPERTY
1	DIESEL GENERATOR AND CIA GOLDEN TAG BACKUP CABLES (STA JUANA WAREHOUSE)	STA JUANA MINE WAREHOUSE	PROPERTY OF GOLDEN TAG
1	DIESEL PUMP	PATIO TALLER S. MATEO	DIESEL SUPPLIER PROPERTY
1	DIESEL PUMP (TALLER S. MATEO)	STA JUANA MINE WAREHOUSE	DIESEL SUPPLIER PROPERTY

MACHINERY AND EQUIPMENT

OWNED BY SUPPLIERS OF [***] (CHICAGO MINE)

QUANTITY	CONCEPT	LOCATION	ENTERPRISE

1	TANQUE DIESEL 20000 LTS	PATIO MINA CHICAGO	DIESEL SUPPLIER PROPERTY
1	CHICAGO MINE SUPPLY PUMP	PATIO MINA CHICAGO	DIESEL SUPPLIER PROPERTY
1	DIESEL PUMP	PATIO TALLER MEC.	DIESEL SUPPLIER PROPERTY

SURPLUS EXPLOSIVES AT SAN MATEO MINE OWNED BY [***] (NO VALUE IN INVENTORIES OR BEFORE SEDENA)
QUANTITY	CONCEPT	LOCATION	ENTERPRISE
5	DYNAMITE BOXES	SAN MATEO	[***]
50	SACOS DE SUPERMEXAMON	SAN MATEO	[***]
SEVERAL	INITIATORS	SAN MATEO	[***]

DOCUMENTATION ENVIRONMENT OWNED BY MINERA DE CORDILLERAS
QUANTITY	CONCEPT	LOCATION	ENTERPRISE
5 folders	ENVIRONMENTAL IMPACT STATEMENT OF THE RODEO MINING PROJECT, ITS ENVIRONMENTAL MONITORING PLAN AND ITS SEMI-ANNUAL REPORTS.	SANTA JUANA MINE ENVIRONMENTAL OFFICE	MINING OF CORDILLERAS
2 folders	FILES OF MODIFICATIONS OF THE ENVIRONMENTAL IMPACT STATEMENT OF THE RODEO MINING PROJECT.	SANTA JUANA MINE ENVIRONMENTAL OFFICE	MINING OF CORDILLERAS
3 folders	TECHNICAL STUDY JUSTIFYING THE RODEO MINING PROJECT AND ITS SEMI-ANNUAL REPORTS	SANTA JUANA MINE ENVIRONMENTAL OFFICE	MINING OF CORDILLERAS
1 book	DAILY LOG OF LAND USE CHANGE.	SANTA JUANA MINE ENVIRONMENTAL OFFICE	MINING OF CORDILLERAS

3 folders	ENVIRONMENTAL IMPACT STATEMENT OF THE INFRASTRUCTURE EXPANSION AND RODEO STOCK PROJECT, ITS SEMI-ANNUAL REPORTS AND DAILY LOG.	SANTA JUANA MINE ENVIRONMENTAL OFFICE	MINING OF CORDILLERAS
2 folders	TECHNICAL STUDY JUSTIFYING THE INFRASTRUCTURE EXPANSION AND RODEO STOCK PROJECT, ITS SEMI-ANNUAL REPORTS AND DAILY LOG.	SANTA JUANA MINE ENVIRONMENTAL OFFICE	MINING OF CORDILLERAS
1 book	DAILY LOG OF LAND USE CHANGE.	SANTA JUANA MINE ENVIRONMENTAL OFFICE	MINING OF CORDILLERAS
1 folder	RODEO MINING WASTE MANAGEMENT PLAN.	SANTA JUANA MINE ENVIRONMENTAL OFFICE	MINING OF CORDILLERAS
2 folders	ENVIRONMENTAL IMPACT STATEMENT AND TECHNICAL STUDY JUSTIFYING THE "RODEO EXPANSION" PROJECT	SANTA JUANA MINE ENVIRONMENTAL OFFICE	MINING OF CORDILLERAS
4 folders	LABORATORY RESULTS OF TEPETATE ANALYSIS, NOISE STUDIES AND PERIMETER STUDIES OF SUSPENDED SOLID PARTICLES AND WATER MONITORING RESULTS, ALL FROM THE RODEO PROJECT.	SANTA JUANA MINE ENVIRONMENTAL OFFICE	MINING OF CORDILLERAS
1 folder	INFORMATION ON AGREEMENTS AND MINUTES OF EJIDO ASSEMBLY IN RODEO.	SANTA JUANA MINE ENVIRONMENTAL OFFICE	MINING OF CORDILLERAS
3 folders	PREVENTIVE REPORTS OF DIFFERENT STAGES OF EXPLORATION IN RODEO PROJECT	SANTA JUANA MINE ENVIRONMENTAL OFFICE	MINING OF CORDILLERAS
2 folders	PREVENTIVE REPORT ON EL MOGOTE MINING EXPLORATION	SANTA JUANA MINE ENVIRONMENTAL OFFICE	MINING OF CORDILLERAS
2 folders	PREVENTIVE REPORT ON EL CHILICOTE MINING EXPLORATION	SANTA JUANA MINE ENVIRONMENTAL OFFICE	MINING OF CORDILLERAS
2 folders	PREVENTIVE REPORT ON EL YOQUIVO MINING EXPLORATION.	SANTA JUANA MINE ENVIRONMENTAL OFFICE	MINING OF CORDILLERAS
1 folder	ENVIRONMENTAL IMPACT STATEMENT "SANTA MARÍA" MINE.	SANTA JUANA MINE ENVIRONMENTAL OFFICE	MINING OF CORDILLERAS

3 folders	PREVENTIVE REPORTS OF DIFFERENT STAGES OF EXPLORATION OF THE SANTA MARÍA PROJECT.	SANTA JUANA MINE ENVIRONMENTAL OFFICE	MINING OF CORDILLERAS
1 folder	PREVENTIVE REPORT ON MINING EXPLORATION IN THE SAN LUIS DEL CORDERO PROJECT.	SANTA JUANA MINE ENVIRONMENTAL OFFICE	MINING OF CORDILLERAS

ENVIRONMENTAL DOCUMENTATION OWNED BY [***] AND MINERA LABRI
QUANTITY	CONCEPT	LOCATION	ENTERPRISE
1 sachet	CERTIFIED COPIES OF LEGAL DOCUMENTATION FROM [***] AND MINARA LABRI.	SANTA JUANA MINE ENVIRONMENTAL OFFICE	[***] AND MINERA LABRI

'OCCUPATIONAL SAFETY DOCUMENTATION OWNED BY [***] AND MINERA LABRI
QUANTITY	CONCEPT	LOCATION	ENTERPRISE
1	FOLDER WITH INFORMATION RELATED TO POWDER MAGAZINES	STA JUANA MINE SAFETY OFFICE	[***] AND MINERA LABRI
1	FOLDER WITH INFORMATION RELATED TO STPS INSPECTION REPORTS	STA JUANA MINE SAFETY OFFICE	[***] AND MINERA LABRI
1	FOLDER WITH INFORMATION RELATED TO THE HEALTH AND SAFETY COMMISSION	STA JUANA MINE SAFETY OFFICE	[***] AND MINERA LABRI
1	FOLDER WITH MEDICAL EXAMS	STA JUANA MINE SAFETY OFFICE	[***] AND MINERA LABRI
2	FOLDERS WITH LABOR STUDIES, NOISE, PARTICLES, LIGHTING AND PHYSICAL EARTH SYSTEM IN LIGHTNING RODS	STA JUANA MINE SAFETY OFFICE	[***] AND MINERA LABRI
2	FOLDERS WITH INFORMATION RELATED TO TRAINING AND TRAINING.	STA JUANA MINE SAFETY OFFICE	[***] AND MINERA LABRI

BOX WITH VARIOUS INFORMATION: ANALYSIS
	OF RISKS, CHECK LIST AND REVIEWS,	STA MINE SAFETY OFFICE	[***] Y
1	CONTRACTORS, SAFETY PROGRAMS, AND
		JUANA	MINERA LABRI
HEALTH WITH RESPECT TO REGULATIONS,
SAFETY DATA AND OTHERS.